Exhibit 99.1

JOINT FILING AGREEMENT

The persons below hereby agree that the Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Schedule 13D, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934.

Dated: February 27, 2023

FLAGSHIP V VENTURELABS RX FUND, L.P.

By:	Flagship Ventures Fund V General Partner LLC
Its:	General Partner

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP VENTURES FUND V, L.P.

By:	Flagship Ventures Fund V General Partner LLC
Its:	General Partner

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP PIONEERING FUND VI, L.P.

By:	Flagship Pioneering Fund VI General Partner LLC
Its:	General Partner

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

NUTRITIONAL HEALTH LTP FUND, L.P.

By:	Nutritional Health LTP Fund General Partner LLC
Its:	General Partner

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

FLAGSHIP PIONEERING SPECIAL OPPORTUNITIES FUND II, L.P.

By:	Flagship Pioneering Special Opportunities Fund II General Partner LLC
Its:	General Partner

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

FPN, L.P.

By:	FPN General Partner LLC
Its:	General Partner

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

FLAGSHIP VENTURELABS V, LLC

By:	VentureLabs V Manager LLC
Its:	Manager

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

FLAGSHIP PIONEERING FUND VII, L.P.

By:	Flagship Pioneering Fund VII General Partner LLC
Its:	General Partner

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

FLAGSHIP VENTURES FUND V GENERAL PARTNER LLC

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP PIONEERING FUND VI GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

NUTRITIONAL HEALTH LTP FUND GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Manager

FLAGSHIP PIONEERING SPECIAL OPPORTUNITIES FUND II GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

FPN GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

VENTURELABS V MANAGER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

FLAGSHIP PIONEERING FUND VII GENERAL PARTNER LLC

By:	Flagship Pioneering, Inc.
Its:	Manager

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

FLAGSHIP PIONEERING, INC.

By:	/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.
Title:	Chief Executive Officer

/s/ Noubar B. Afeyan, Ph.D.
Name:	Noubar B. Afeyan, Ph.D.